SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of Earliest Event Reported): January 20, 2003

                           FIRST VIRGINIA BANKS, INC.
             (Exact Name of Registrant as Specified in its Charter)



       Virginia                    1-6580                    54-0497561
       --------                    ------                    ----------
(State or other jurisdiction  (Commission File      (IRS Employer Identification
 of incorporation)             Number)               Number)



                            6400 Arlington Boulevard
                        Falls Church, Virginia 22042-2336
                        ---------------------------------
               (Address of principal executive offices) (zip code)

                                 (703) 241-4000
           ----------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS
         ------------

         First Virginia Banks, Inc. ("First Virginia") and BB&T Corporation ("BB&T") entered into an Agreement and Plan of Reorganization, dated as of January 20, 2003 (the "Agreement"), pursuant to which First Virginia will merge with and into BB&T (the "Merger"), with BB&T surviving the Merger. In the Merger, each share of common stock, par value $1.00 per share, of First Virginia ("First Virginia Common Stock") outstanding immediately prior thereto will be converted into the right to receive 1.26 shares of common stock, par value $5.00 per share, of BB&T ("BB&T" Common Stock"), with cash in lieu of fractional shares of BB&T Common Stock. The transaction is expected to be treated as a "reorganization" under Section 368(a) of the Internal Revenue Code of 1986, as amended.

         A copy of the press release of January 21, 2003, regarding the Merger is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
        ---------------------------------

(a)     Financial statements of businesses acquired.

        -        Not Applicable

(b)     Pro forma financial information.

        -        Not Applicable

(c)     Exhibits.

        99.1     Press release, dated January 21, 2003.

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


                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                           FIRST VIRGINIA BANKS, INC.


                           By: /s/ Richard F. Bowman
                               ---------------------
                           Name:   Richard F. Bowman
                           Title:  Executive Vice President, Treasurer and
                                   Chief Financial Officer

Date:  January 21, 2003

                                  EXHIBIT INDEX

     99.1 Press release, dated January 21, 2003

                                                                    Exhibit 99.1
                                                                    ------------
[BB&T Logo]
                                                     BB&T Corporation
                                                     Public Relations
                                                     1100 Reynolds Blvd.
                                                     P.O. Box 1547
                                                     Winston-Salem, N.C.
                                                     27102-1547

Jan. 21, 2003

FOR IMMEDIATE RELEASE

CONTACTS:
---------

ANALYSTS
Tom A. Nicholson                    Scott E. Reed
Senior Vice President               Senior Executive Vice President
Investor Relations                  Chief Financial Officer
(336) 733-3058                      (336) 733-3088


MEDIA

Bob Denham                          Burney Warren
Senior Vice President               Executive Vice President
Public Relations(336) 733-1002      Mergers & Acquisitions
                                    (252) 321-3347
Richard F. Bowman
Chief Financial Officer
First Virginia Banks Inc.
(703) 241-3685




                    BB&T TO ACQUIRE FIRST VIRGINIA BANKS INC.

     WINSTON-SALEM, N.C. - BB&T Corporation (NYSE: BBT) today said it plans to buy First Virginia Banks Inc. (NYSE: FVB) of Falls Church, Va., in a $3.38 billion stock swap.

         The merger - combining two of the country's highest performing bank holding companies - would boost BB&T's assets to more than $91 billion and create the nation's 11th largest financial institution. It would move BB&T from fifth to second in Virginia market share and bolster its presence in metro Washington, D.C., Maryland and Tennessee.

         First Virginia, with $11.2 billion in assets, is the parent company to eight community banks and 364 branch offices - 298 in Virginia, 55 in Maryland and 11 in northeast Tennessee.

         The transaction, approved by the directors of both companies, is valued at $47.09 per First Virginia share based on BB&T's closing price Friday of $37.37. The exchange ratio will be fixed at 1.26 BB&T shares for each First Virginia share. The merger, which is subject to regulatory and shareholder approval, is expected to be completed in the third quarter.


         "BB&T's acquisition strategy is to pursue very high quality banks and thrifts that improve our financial performance and franchise value," said BB&T Chairman and Chief Executive Officer John Allison. "We could not be more pleased with the prospects of a merger with First Virginia, which clearly meets this objective.

         "Both institutions have produced outstanding operating results and have solid capital positions, excellent credit quality, strong branch office networks and very compatible operating philosophies. This merger will provide a great opportunity to improve the operating efficiency of two already highly efficient banks."

         While First Virginia is BB&T's largest acquisition, Allison cited BB&T's successful track record of larger merger integrations, including its 1995 merger-of-equals with Southern National Corporation ($8.8 billion in assets). He also pointed to BB&T's acquisitions of United Carolina Bancshares ($4.4 billion in assets) in 1997, One Valley Bancorp ($6.6 billion in assets) in 2000 and F&M National Corporation ($4.2 billion in assets) in 2001.

         First Virginia, with a long history of superior credit quality, is ranked No. 1 in that key performance area among 50 regional and super-regional financial institutions.

         The largest and oldest bank holding company headquartered in Virginia, it recorded its sixth consecutive year of record earnings per share in 2002. As one of the highest performing financial institutions in the nation, First Virginia exceeds industry and peer group averages in important performance measures such as return on average assets (ROA) and return on average equity
(ROE).

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


         First Virginia is one of the top 25 auto finance providers in the country through its subsidiary, First Virginia Credit Services Inc. With 14 offices from Florida to Pennsylvania, auto financing makes up about half of First Virginia's loan portfolio. The merger would make BB&T one of the top 10 bank-owned auto finance companies in the country.

         Like BB&T, First Virginia is organized as a series of community banks, which allows for decision-making to be kept close to the customer. It operates in some of the most economically attractive markets in the country, including its headquarters in metro Washington, D.C., the nation's leader in per capita income. The First Virginia acquisition would give BB&T nearly 10 percent of deposit market share in metro Washington, solidifying its No. 4 ranking.

         The acquisition would push BB&T to No. 2 in Virginia, which ranks second in the nation in job growth. It would move BB&T to No. 7 in Maryland, which ranks third in the nation in median household wealth. BB&T would move to No. 10 in Tennessee. BB&T's goal is to be in the top five in deposit market share in all of its markets.

         First Virginia customers will be introduced to BB&T's strong branch-based sales culture and its broad product and services line, including insurance, mutual funds, trust, online banking, annuities, investment banking, retail brokerage, treasury services, leasing and international banking.

         "When you take a close look at our two companies, all you see is compatibility," said First Virginia Chairman, President and Chief Executive Officer Barry Fitzpatrick. "We're both well recognized for our community banking structure, high performance and excellent credit quality.

         "We're also both absolutely committed to highly personal client service. And we both strongly believe in developing total financial relationships with our clients through well-trained, focused employees."

         Fitzpatrick will be named chief executive officer of BB&T's Virginia operations. He will fill one of three new seats on the BB&T Corporation board of directors and be named to its executive committee.

         Two other current members of the First Virginia Banks Inc. board will serve on the BB&T Corporation board while the remaining First Virginia Banks board members will be offered seats on either the Branch Banking and Trust Company or Branch Banking and Trust Company of Virginia boards.

         Winston-Salem-based BB&T Corporation operates more than 1,100 banking offices in the Carolinas, Virginia, Maryland, West Virginia, Kentucky, Tennessee, Georgia, Florida, Alabama, Indiana and Washington, D.C.

         With $80.2 billion in assets as of Dec. 31, BB&T Corp. is the nation's 13th largest financial holding company. Barron's, a Dow Jones weekly, ranks BB&T as the second highest performing financial institution in the country. More information is available at www.BBandT.com.


         ANALYSTS' WEBCAST: A webcast is scheduled for today at 9:30 a.m. EST to
         -----------------
hear executives from BB&T and First Virginia discuss the details of the proposed transaction. Visit www.BBandT.com and select "Presentations and Webcasts" from
                   --------------
the Investor Relations page, or go directly to http://www.firstcallevents.com/service/ajwz372818612gf12.html. A replay will be
-------------------------------------------------------------
available at approximately 1 p.m. at the same address.

         MEDIA CONFERENCE CALL: A news media conference call is scheduled for
         ---------------------
today at 11:30 a.m. EST. The phone number is (706) 634-1402. (No passcode is required.) Executives from both companies will participate.


                                        #

         THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS AS DEFINED BY FEDERAL SECURITIES LAWS. THESE STATEMENTS MAY ADDRESS ISSUES THAT INVOLVE SIGNIFICANT RISKS, UNCERTAINTIES, ESTIMATES AND ASSUMPTIONS MADE BY MANAGEMENT. ACTUAL RESULTS COULD DIFFER MATERIALLY FROM CURRENT PROJECTIONS.

         PLEASE REFER TO BB&T's FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION FOR A SUMMARY OF IMPORTANT FACTORS THAT COULD AFFECT BB&T'S FORWARD-LOOKING STATEMENTS. BB&T UNDERTAKES NO OBLIGATION TO REVISE THESE STATEMENTS FOLLOWING THE DATE OF THIS PRESS RELEASE.

         BB&T's NEWS RELEASES ARE AVAILABLE AT NO CHARGE THROUGH PR NEWSWIRE'S COMPANY NEWS ON-CALL FACSIMILE SERVICE. FOR A MENU OF BB&T'S NEWS RELEASES OR TO RETRIEVE A SPECIFIC RELEASE CALL 1-800-758-5804, EXTENSION 809325.

         THE FOREGOING MAY BE DEEMED TO BE OFFERING MATERIALS OF BB&T CORPORATION IN CONNECTION WITH BB&T's PROPOSED ACQUISITION OF FIRST VIRGINIA BANKS INC., ON THE TERMS AND SUBJECT TO THE CONDITIONS IN THE AGREEMENT AND PLAN OF REORGANIZATION, DATED JAN. 20, 2003, BETWEEN BB&T AND FIRST VIRGINIA. THIS

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


DISCLOSURE IS BEING MADE IN CONNECTION WITH REGULATION OF TAKEOVERS AND SECURITY HOLDER COMMUNICATIONS (RELEASE NOS. 33-7760 AND 34-42055) ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC").

         BB&T AND FIRST VIRGINIA SHAREHOLDERS AND OTHER INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS THAT WILL BE INCLUDED IN THE REGISTRATION STATEMENT ON FORM S-4, WHICH BB&T WILL FILE WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT BB&T, FIRST VIRGINIA, THE MERGER, THE PERSONS SOLICITING PROXIES IN THE MERGER AND THEIR INTERESTS IN THE MERGER AND RELATED MATTERS.

         AFTER IT IS FILED WITH THE SEC, THE JOINT PROXY STATEMENT/PROSPECTUS WILL BE AVAILABLE FOR FREE, BOTH ON THE SEC WEB SITE (HTTP://WWW.SEC.GOV) AND FROM BB&T AND FIRST VIRGINIA AS FOLLOWS:

        ALAN  W.  GREER,  SHAREHOLDER  REPORTING,  BB&T  CORPORATION,   P.O.
BOX 1290, WINSTON-SALEM, NC 27102. TELEPHONE: (336) 733-3021.

         RICHARD F. BOWMAN, EXECUTIVE VICE PRESIDENT, TREASURER AND CHIEF FINANCIAL OFFICER, FIRST VIRGINIA BANKS, INC., 6400 ARLINGTON BLVD., FALLS CHURCH, VA 22042. TELEPHONE: (703) 241-3685.

         IN ADDITION TO THE PROPOSED REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS, BB&T AND FIRST VIRGINIA FILE ANNUAL, QUARTERLY AND SPECIAL REPORTS, PROXY STATEMENTS AND OTHER INFORMATION WITH THE SEC. YOU MAY READ AND COPY ANY REPORTS, STATEMENTS OR OTHER INFORMATION FILED BY EITHER COMPANY AT THE SEC'S PUBLIC REFERENCE ROOMS AT 450 FIFTH STREET, N.W., WASHINGTON, D.C. 20549 OR AT THE SEC'S OTHER PUBLIC REFERENCE ROOMS IN NEW YORK AND CHICAGO.

         PLEASE CALL THE SEC AT 1-800-SEC-0330 FOR FURTHER INFORMATION ON THE PUBLIC REFERENCE ROOMS. BB&T AND FIRST VIRGINIA FILINGS WITH THE SEC ARE ALSO AVAILABLE TO THE PUBLIC FROM COMMERCIAL DOCUMENT-RETRIEVAL SERVICES AND ON THE SEC WEB SITE AT HTTP://WWW.SEC.GOV.

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